Registration No. 333-
========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                                        38-0549190
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

         One American Road
         Dearborn, Michigan                                 48126
 (Address of principal executive offices)                (Zip Code)


                      FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS
                            PLAN FOR HOURLY EMPLOYEES
                            (Full title of the Plan)

                              J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                One American Road
                          Dearborn, Michigan 48126-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

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                                                    CALCULATION OF REGISTRATION FEE

-------------------------- -------------------- ------------------------- ---------------------------- ----------------------
                                                   Proposed maximum           Proposed maximum
Title of securities           Amount to be         offering price per        aggregate offering               Amount of
to be registered              registered*              share**                     price**                 registration fee
-------------------------- -------------------- ------------------------- ---------------------------- ----------------------
Common Stock,                  1,253,108
$1.00 par value                  shares               $41.9063                   $52,513,119.7804             $13,863.47
-------------------------- -------------------- ------------------------- ---------------------------- ======================
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     *The number of shares being  registered  represents  the maximum  number of additional  shares not  registered  heretofore  that may be acquired by Fidelity
Management  Trust Company,  as trustee under the Master Trust  established as of
September 30, 1995, as amended,  and as trustee under the Plan,  during 2000 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the market price of Common Stock of the Company on June 26, 2000 in accordance with Rule 457(c) under the Securities Act of 1933.
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                                      -2-

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.
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                                      -3-

                        FORD MOTOR COMPANY TAX-EFFICIENT
                        SAVINGS PLAN FOR HOURLY EMPLOYEES
                             ______________________

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-38586, 333-37536, 333-58701, 333-49547, 333-47445, 333-27993, 33-64605, 33-61107, 33-58255,
33-54737,  33-54283,  33-50238,  33-36043, 33-19036 and 2-95018 are incorporated herein by reference.
                              ____________________

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.


Exhibit 4.A  -      Amended and Restated Ford Motor Company Tax-Efficient
                    Savings Plan for Hourly Employees dated October 9, 1999.
                    Filed as Exhibit 4.A to Registration Statement No. 333-37536 and incorporated herein by reference.

Exhibit 4.B   -     Copy of Master Trust Agreement dated as of September 30,
                    1995 between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.B to
                    Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.C  -      Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.E to
                    Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.D  -      Copy of Amendment dated March 3, 1998 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.F to
                    Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.A  -      Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B  -      Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                    Revenue Code. Filed as Exhibit 5.B to Registration Statement
                    No. 33-58255 and incorporated herein by reference.

Exhibit 15   -      Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23   -      Consent of Independent Certified Public Accountants.  Filed
                    with this Registration Statement.

Exhibit 24.A -      Powers of Attorney authorizing signature.  Filed as Exhibit
                    24.A to Registration Statement No. 333-37396 and Exhibit
                    24.B to Registration Statement 333-        and incorporated
                    herein by reference.

Exhibit 24.B -      Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney.  Filed as Exhibit
                    24.B to Registration Statement No. 333-37396 and incorporated herein by reference.

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                                      -5-

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 28th day of June, 2000.



                                            FORD MOTOR COMPANY TAX-EFFICIENT
                                            SAVINGS PLAN FOR HOURLY EMPLOYEES


                                            By:  /s/ Sheryl Herrick
                                                 ----------------------------
                                                 Sheryl Herrick, Chairperson
                                                 Tax-Efficient Savings Plan
                                                 for Hourly Employees Committee

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                                      -6-

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 28th day of June, 2000.



                                       FORD MOTOR COMPANY

                                       By:  Jacques A. Nasser*
                                           ------------------------
                                           (Jacques A. Nasser)
                                           Chief Executive Officer and President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the date indicated.
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Signature                                             Title                                    Date
---------                                             -----                                    ----
                                             Director and President and
                                             Chief Executive Officer
Jacques A. Nasser*                           (principal executive officer)
-----------------------------
(Jacques A. Nasser)


                                             Director, Chairman of the Board and
                                             Chairman of the Environmental and
                                             Public Policy Committee, the Finance
                                             Committee and the Organization
William Clay Ford, Jr.*                      Review and Nominating Committee
-----------------------------
(William Clay Ford, Jr.)                                                                       June 28, 2000



                                             Director and Chairman of the
                                             Compensation and Option
Michael D. Dingman*                          Committee
-----------------------------
(Michael D. Dingman)



Edsel B. Ford II*                            Director
-----------------------------
(Edsel B. Ford II)



William Clay Ford*                           Director
-----------------------------
(William Clay Ford)

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                                      -7-

Signature                                             Title                                    Date
---------                                             -----                                    ----

                                             Director and Chairman of
Irvine O. Hockaday, Jr.*                     the Audit Committee
-----------------------------
(Irvine O. Hockaday, Jr.)



Marie-Josee Kravis*                          Director
-----------------------------
(Marie-Josee Kravis)



Ellen R. Marram*                             Director
-----------------------------
(Ellen R. Marram)



Homer A. Neal*                               Director
-----------------------------
(Homer A. Neal)



Jorma J. Ollila*                             Director                                          June 28, 2000
-----------------------------
(Jorma H. Ollila)



Carl E. Reichardt*                           Director
-----------------------------
(Carl E. Reichardt)



Robert E. Rubin*                             Director
-----------------------------
(Robert E. Rubin)



John L. Thornton*                            Director
-----------------------------
(John L. Thornton)


                                             Group Vice President and
                                             Chief Financial Officer
Henry D.G. Wallace*                          (principal financial officer)
-----------------------------
(Henry D.G. Wallace)

                                             Vice President and Controller
William A. Swift*                            (principal accounting officer)
-----------------------------
(William A. Swift)



*By:/s/K. S. Lamping
-----------------------------
    (K. S. Lamping,
     Attorney-in-Fact)
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                                      -9-
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                                                   EXHIBIT INDEX

                                                                                               Sequential Page
                                                                                                 at which Found
                                                                                               (or Incorporated
                                                                                                 by Reference)
                                                                                               ----------------
Exhibit 4.A  -  Amended and Restated Ford Motor Company Tax-Efficient Savings Plan for
                Hourly Employees dated October 9, 1999.  Filed as Exhibit 4.A to
                Registration Statement No. 333-37536 and incorporated herein by reference.

Exhibit 4.B   - Copy of Master Trust Agreement dated as of September 30, 1995 between
                Ford Motor Company and Fidelity Management Trust Company, as Trustee.
                Filed as Exhibit 4.B to Registration Statement No. 33-64605 and
                incorporated herein by reference.

Exhibit 4.C  -  Copy of Amendment dated October 25, 1997 to Master Trust Agreement between Ford Motor Company and Fidelity Management Trust Company, as
                Trustee. Filed as Exhibit 4.E to Registration Statement No. 333-47443
                and incorporated herein by reference.

Exhibit 4.D  -  Copy of Amendment dated March 3, 1998 to Master Trust Agreement between Ford
                Motor Company and Fidelity Management Trust Company, as Trustee.  Filed
                as Exhibit 4.F to Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.A  -  Opinion of Kathryn S. Lamping, an Assistant Secretary and Counsel of
                Ford Motor Company, with respect to the legality of the securities being registered hereunder.  Filed with this Registration Statement.

Exhibit 5.B  -  Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code.  Filed as
                Exhibit 5.B to Registration Statement No. 33-58255 and incorporated herein by reference.

Exhibit 15   -  Letter from Independent Certified Public Accountants regarding unaudited
                interim financial information.   Filed with this Registration Statement.

Exhibit 23   -  Consent of Independent Certified Public Accountants.  Filed with this
                Registration Statement.

Exhibit 24.A -  Powers of Attorney authorizing signature. Filed as Exhibit 24.A to
                Registration Statement No. 333-37396 and Exhibit 24.B to Registration
                Statement 333-          and incorporated herein by reference.

Exhibit 24.B -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration
                Statement No. 333-37396 and incorporated herein by reference.
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